EXHIBIT  23.2  CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.



CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

We hereby consent to the incorporation of our report dated March 14, 2003 relating to the financial statements of Hairmax International, Inc. (formerly National Beauty Corp.) in the S-8 registration statement dated April 13, 2004 and to the reference to our firm under Item 13. "Experts."



/s/Perrella  &  Associates,  P.A.
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Perrella  &  Associates,  P.A.
Pompano  Beach,  Florida
April  13,  2004
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